UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2022

BIMI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue Yuzhong District, Chongqing, P.R. China	116000
(Address of Principal Executive Offices)	(Zip Code)

(8604) 1182209211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2022, the Board of Directors (the “Board”) of BIMI International Medical Inc. (the “Company”) approved and adopted, effective as of such date, amended and restated bylaws of the Company (as amended and restated, the “Amended Bylaws”). The Amended Bylaws supersede the previously existing Bylaws, which took effect on November 2, 2000. The Amended Bylaws contain several material amendments, including: (1) creating a staggered or classified board, consisting of three classes of directors, with only one class being subject to stockholder election at any particular annual stockholder meeting after the initial election (2) adopting, amending or repealing bylaws of the Company will require stockholder approval; and (3) eliminating the stockholders’ right to vote pursuant to written consent(s).

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, which is filed as Exhibit 3 hereto, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2022, Mr. Ju Li advised the Board that he will not stand for re-election at the Company’s next annual general meeting. Mr. Li’s decision did not result from any disagreement with the Company relating to its operations, policies or practice.

On May 28, 2022, Mr. Jianxi Wang advised the Board that he will not stand for re-election at the Company’s next annual general meeting. Mr. Wang’s decision did not result from any disagreement with the Company relating to its operations, policies or practice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3	Amended and Restated Bylaws of BIMI International Medical Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIMI International Medical Inc.

Date: May 31, 2022	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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